SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2001
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                           ZIASUN TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


     000-27349                                           84-1376402
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(Commission File Number)                    (I.R.S. Employer Identification No.)


5252 North Edgewood Drive, Suite 325, Provo, Utah                      84604
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(Address of principal executive offices)                             (Zip Code)

                                 (801) 431-0629
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              (Registrant's telephone number, including area code)


        665 San Rodolfo Drive, Suite 120, Solana Beach, California 92075
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         (Former name or former address, if changed since last report)


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Item 5. Other Information.
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     Departure of President and COO Allen D. Hardman.
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     Effective  September 28, 2001, as part of the merger  transition,  Allen D.
Hardman, the President and COO, who has been with ZiaSun since July 1, 1997, and has been a valuable resource to ZiaSun and its operations, has chosen to utilize the merger transition as an appropriate time to depart ZiaSun and pursue other opportunities. Pursuant to the terms of Mr. Hardman's amended and restated employment agreement, In conjunction with Mr. Hardman's departure, Mr. Hardman resigned asd the President, COO and a director of ZiaSun. ZiaSun will pay Mr. Hardman a lump sum in the amount of $100,000 as severance.

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
                                   SIGNATURES
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     Pursuant  to the  requirements  of  Section  13 or 15(d) of the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZIASUN TECHNOLOGIES, INC.
                                             (Registrant)


Date: October 8, 2001                        /S/ D. Scott Elder
                                             ----------------------------------
                                             By: D. Scott Elder
                                             Its: CEO and Chairman of the Board



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                                  EXHIBIT INDEX
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     Exhibit
     Number         Description
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     None



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